--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 3, 1998

To Our Shareholders:

     We are pleased to submit to you the annual report for Cohen & Steers Equity Income Fund, Inc. for the period ended December 31, 1997. The net asset value per share at that date was $12.32. In addition, a distribution of $0.22 per share (including a regular $0.17 per share distribution plus a $0.05 per share extra distribution representing capital gains during the year) was declared for shareholders of record December 22, 1997 and paid on December 23, 1997.

1997 REVIEW

     The year 1997 proved to be very rewarding for nearly every participant in the real estate securities industry. REIT share prices once again exhibited stability amid turbulent financial market conditions, demonstrating their low correlation to other asset classes. Yet, they still provided investment returns which were well above their historic norm. The Fund had a total return, based on income and change in net asset value, of 9.5% since its commencement of operations on September 2, 1997. For the three months ended December 31, 1997 -- its first full quarter of operations -- Cohen & Steers Equity Income Fund had a total return of 5.5%.

     During the year, Wall Street underwrote over $30 billion of REIT securities, more than double the previous record amount sold in 1993. As a result, the market capitalization of equity REITs grew by over 60% to $145 billion. The mutual fund industry enjoyed record inflows into real estate funds, which are now one of the most popular new asset classes.

     REITs acquired an unprecedented $50 billion in property in 1997, becoming the single most important source of capital for the real estate industry. They grew in number for the first time since 1994, the result of IPO activity which included some of the financial market's largest initial offerings of the year. REITs also participated in a record amount of merger and acquisition activity, including some of the largest, most visible and controversial of 1997. Whereas several years ago no REIT had a stock market capitalization of more than $1 billion, by year end there were 50.

     REITs enjoyed solid earnings growth, averaging approximately 11% per share, with dividends increasing at a slower, but still respectable, 6% pace. The best performing sectors in the REIT industry were, for the second year in a row, owners of hotel and office properties, both of which benefited from supply shortages resulting from the continued strength of the U.S. economy. It is in these two sectors that some of the year's biggest and highest profile property and corporate transactions occurred.

     We believe that there were essentially two developments in 1997 that are responsible for this record-setting activity and which have permanently reshaped the industry; extraordinary financial market conditions, particularly related to interest rates, and the emergence of new management strategies by the leading companies.

     We have never been proponents of the notion, and are not now, that REITs are interest rate sensitive securities. Statistics and our own observations have proven that there is, in fact, a very low correlation between REIT returns and interest rates. However, in 1997 we believe that the low interest rate environment influenced the REIT industry in a number of important ways. Because the industry is so highly capital intensive, lower market interest rates reduced the cost of capital to a level which made property acquisitions extremely advantageous for those companies that could efficiently access the debt markets. These acquisitions produced higher rates of earnings growth which, in turn, improved their returns on equity and positively impacted their share prices. The

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                                       1


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                     COHEN & STEERS EQUITY INCOME FUND, INC.
ability of these REITS to sell additional equity allowed them to expand their borrowing capacity and expand even further. While at some point this virtuous cycle must come to an end, we believe that as long as the interest rate environment remains benign and the availability of acquisitions remains plentiful, REITs should continue to enjoy unprecedented growth by this means.

     The superior current returns available throughout the spectrum of REIT securities, from common stocks to debt instruments, have attracted a much expanded investor constituency. In addition, the greater market capitalization and size of individual issues has made REITs an important target of capital providers from the smallest to the very largest investors. Importantly, the terms of debt financing, often with maturities greater than 10 years and at fixed rates, closely match the investment horizon of the acquired assets. In the case of some instruments such as perpetual preferred stocks, this debt-like security has no maturity and thereby represents the closest thing to permanent financing the real estate industry can attain. Further, the requirement that companies maintain strong financial ratios to maintain favorable credit ratings imposes fiscal discipline unlike anything the industry has ever known. This situation, which has not existed in nearly 30 years, has served to strengthen equity values across the entire industry.

     The result of these developments in the financial market environment is that the REIT industry has achieved critical mass much sooner than most expected. Having achieved this milestone, the industry's access to capital continues to widen, thereby ensuring the stature of REITs as the dominant participants in the real estate industry for a long time to come.

     The second major development of 1997 was the emergence of new operating strategies that heretofore were never contemplated by participants in the REIT industry. Historically, REITs operated as passive owners of property, often confined by the tax rules that governed the industry, but often more confined by conservative management styles and narrow vision. This began to change in the early 1990s when some older REITs took advantage of extraordinary property acquisition opportunities and newer REITs came public with more entrepreneurial management teams. With ready access to both capital and investment opportunities, REITs have now begun to aggressively pursue a vastly wider range of assets and businesses. For example, the handful of so-called 'paired-share' REITs (two companies whose shares trade together, one a REIT which owns property, the other a taxpaying company which can actively operate businesses) have led the way towards revolutionizing the entire structure of the hotel industry.

     Other REITs, however, have established subsidiary companies or related entities to allow management to operate businesses outside of the mainstream of the sponsoring company. In some cases, the operation of these businesses is not permissible under the REIT regulations and they are therefore required to reside in a taxable corporation. In other cases, some REITs have begun to separate or spin off assets which possess various different risk/return characteristics or represent property types that are best suited to be held in a distinctly different entity or structure.

     There are several investment implications of this emerging trend. REITs can no longer be viewed as passive holders of property or mere financial partners. More than ever, they now are in firm control of their assets and their destinies. Further, the range of business opportunities available to REITs is vastly greater, and limited only by the imagination of their management. This new opportunity set is enabling REITs to attract a very high caliber of executive at every level of responsibility. Moreover, the pursuit of these opportunities is boosting both the current and prospective growth rates of these companies. Perhaps most importantly, this is being reflected in an expansion

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                                       2


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                     COHEN & STEERS EQUITY INCOME FUND, INC.
of share prices and P/E multiples which are providing shareholders with considerable returns, as evidenced by the investment results in 1997.

INVESTMENT OUTLOOK

     We expect the investment environment in 1998 to continue to be quite favorable for certain sectors of the real estate and REIT market. We believe that further growth of the U.S. economy, albeit at a slower rate than in 1997, will enable the ongoing real estate recovery to continue. We expect that interest rates and inflation will remain tame, perhaps even declining from year-end levels. This would sustain the highly accommodative financial market conditions that REITs benefited from last year. It is our expectation that, barring any unusual developments, REIT earnings will grow at an even faster rate than last year due to healthy internal growth as well as the high level of acquisitions and refinancing activity in 1997 that will contribute to financial results in 1998. A consensus of Wall Street analysts is currently forecasting average earnings per share growth in the 13-15% range for the industry in 1998. Dividend growth, in our opinion, will also exceed last year's pace due to an industry-wide bottoming of payout ratios. In short, we see no reason why REITs should not post mid-teen returns in the coming year, in line with their long-term track record.

     We believe that the major risk in our (and the consensus) outlook is that a severe economic slowdown may occur which causes unpredictable dislocations and financial market turmoil. Whether this happens or not, an environment of slowing economic growth could precipitate some changes in leadership among the REIT sectors. The Hotel sector, which is the most economically sensitive, could suffer the most. Similarly, some segments of the Retail sector might suffer. We are concerned that despite the strong economy of the past several years this sector has experienced only average profit growth; in a slowing economy we would expect a diminishing profit picture.

     We believe that what some have described as a 'shortage of yield' will favor REITs in 1998. With government deficits nearly absent and the unprecedented high level of liquidity in corporate America, investors have begun looking for investments that can provide current returns that are higher than the risk-free rate. As was the case in 1997, REITs remain among the highest yielding common stocks, and other securities issued by REITs offer yields that are superior to comparable securities issued by non-real estate companies. The Fund's portfolio of high yielding investments and its focus on REITs have it advantageously positioned.

     Increased real estate securitization should offer further investment opportunities. The growing acceptance of the REIT structure and the public markets as the appropriate medium for real estate investment has attracted many owners of non-traditional real estate. Owners of prisons, timber, Fortune 500 companies, gaming, entertainment, retail and other commercial businesses are all considering the REIT structure. While it is possible that some of these entities will prove to be flawed, it is likely that some worthwhile and profitable concepts will come public. Additionally, there is growing interest on the part of established REITs in spinning off their mature properties into an income REIT. If structured properly, this could afford an opportunity to invest in a `new' company with an experienced management team that will have strong growth as well as income prospects.

     Our research department continues to seek out REITs that are being overlooked by investors. The continued growth of the REIT market to over 200 companies has resulted in a two-tiered environment, with the dynamic, growth oriented REITs having market capitalizations in excess of $1 billion each and sizable analyst coverage. The remaining REITs trade at substantial valuation discounts and are a large potential investment pool for the Fund. It is expected that the Fund's performance will continue to benefit from consolidation activity through its investment in REITs trading at or below their net asset values.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

     As we begin the new year, our investment strategy is to focus on above-average yielding securities of real estate companies with healthy fundamentals and prudent financial structures. The Fund has a sizable weighting in the health care sector. These companies, primarily made up of nursing home owners, continue to benefit from strong core fundamentals as incremental demand outpaces supply growth. The nursing home industry is uniquely protected from overbuilding as a result of restrictive state guidelines governing the construction and certification of nursing homes. This sector also has one of the highest average dividend yields in the REIT universe as well as a history of consistent dividend increases. Every health care REIT held in the Fund increased its dividend last year.

     Another important sector weighting in the Fund is the community shopping center sector. Consisting primarily of owners of grocery-store-anchored shopping centers, this property type defends well in a softening economic environment as demand for its necessity oriented products is need driven. Non-grocer anchored centers owned by the REITs in the portfolio include dominant retailers such as Wal-Mart, Target and Home Depot as anchor tenants. This group also has an above average dividend yield as a result of its 'low risk/low growth' orientation falling out of favor over the last few years.

     Consistent with our expectation of falling interest rates is our meaningful weighting in the REIT preferred sector. This sector should perform well given the current dividend yields ranging from 8.4%-10.5% on securities owned. The Fund's holdings in this sector will likely grow in 1998. Continued heavy issuance of these securities in the fourth quarter of 1997 has materially increased the number of issues and range of investment options, which will allow the Fund to further capitalize on its research expertise.

     Performance of the Fund has thus far met our expectations. We are confident in our ability to achieve satisfactory investment returns in 1998 given the breadth of investment opportunities in the real estate securities universe. Additionally, it is expected that the Fund will continue to maintain its current high level of diversification by property type and geographic region. This diversification allows it to benefit from our research efforts while seeking out the most favorable income and return opportunities.

Sincerely,

             /s/ MARTIN COHEN                     /s/ ROBERT H. STEERS
             MARTIN COHEN                         ROBERT H. STEERS
             President                            Chairman

                            /s/ STEVEN R. BROWN
                            STEVEN R. BROWN
                            Senior Vice President
                            Cohen & Steers Capital Management, Inc.

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                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

     The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The Fund's investment adviser anticipates that the Fund's equity investments in real estate companies will primarily be in securities that pay high dividends relative to the stock market as a whole.

     The Fund's investment performance in the fourth quarter of 1997 (its first full period) exceeded its benchmarks and the stock market in general. Real estate securities (and the Fund) performed well in general in 1997, in the adviser's view, due to the strong growth of the economy, and the continued good health of many real estate markets. In comparison to real estate securities benchmarks, the Fund's outperformance is attributable to its heavier than average weighting in Health Care sector.

     The performance of the Fund for the period September 2, 1997 (commencement of operations) through December 31, 1997 has comfortably exceeded that of its benchmarks and the stock market in general.


                                        Total Returns
                               For Periods Ended Dec. 31, 1997
                                  Since Inception (9/27/97)
                               -------------------------------
Fund                                       9.46%
NAREIT All **                              9.13%
S&P 500                                    8.51%



                                    [GRAPH]



                                       9/2/97*         9/30/97       12/31/97

Cohen & Steers Equity Income Fund     $10,000          $10,375       $10,946
NAREIT All REIT Index'D'**            $10,000          $10,799       $10,913
S&P 500'D'                            $10,000          $10,548       $10,851



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of operations.

'D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

** The NAREIT All REIT Index is published monthly. Total returns and cumulative values of a $10,000 investment are calculated from August 29, 1997, the date nearest the Fund's inception for which comparable performance data exist.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)        YIELD'D'
                                                                            ---------    -----------   ---------------
EQUITIES                                                        91.84%
  COMMON STOCK                                                83.46%
     APARTMENT/RESIDENTIAL                                      6.73%
           Associated Estates Realty Corp...............................      16,600     $   393,212           7.85   %
           Colonial Properties Trust....................................      26,400         795,300           6.90
           Equity Residential Properties Trust..........................       2,700         136,519           5.30
           Merry Land & Investment Co...................................      20,700         473,513           6.82
           Oasis Residential, $2.25, Series A (Convertible Preferred)...      20,700         530,438           8.78
                                                                                         -----------
                                                                                           2,328,982
                                                                                         -----------
     DIVERSIFIED                                                 7.51%
           Entertainment Properties Trust...............................      30,000         581,250           8.26
           Pacific Gulf Properties......................................      74,200       1,762,250           7.07
         *Trammell Crow Co..............................................      10,000         257,500           0.00
                                                                                         -----------
                                                                                           2,601,000
                                                                                         -----------
     HEALTH CARE                                               20.19%
           American Health Properties...................................      19,600         540,225           7.62
           Health Care REIT.............................................      27,400         770,625           7.61
           Healthcare Realty Trust......................................      36,100       1,044,644           6.98
           LTC Properties...............................................      28,000         581,000           7.04
           Meditrust Corp...............................................      45,200       1,655,450           6.58
           Nationwide Health Properties.................................      53,800       1,371,900           6.12
           Omega Healthcare Investors...................................      26,600       1,027,425           6.68
                                                                                         -----------
                                                                                           6,991,269
                                                                                         -----------
     INDUSTRIAL                                                  9.66%
           EastGroup Properties.........................................      66,200       1,431,575           6.29
           First Industrial Realty Trust................................      24,400         881,450           6.87
           Meridian Industrial Trust....................................      40,500       1,032,750           4.55
                                                                                         -----------
                                                                                           3,345,775
                                                                                         -----------
     OFFICE                                                      4.51%
           Brandywine Realty Trust......................................      21,300         535,162           5.89
           Highwoods Properties.........................................       5,200         193,375           5.49
           Tower Realty Trust...........................................      33,800         832,325           6.86
                                                                                         -----------
                                                                                           1,560,862
                                                                                         -----------
     OFFICE/INDUSTRIAL                                           3.01%
           Prime Group Realty Trust.....................................      28,100         569,025           6.67
           TriNet Corporate Realty Trust................................      12,200         471,988           6.62
                                                                                         -----------
                                                                                           1,041,013
                                                                                         -----------

                See accompanying notes to financial statements.
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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)        YIELD'D'
                                                                            ---------    -----------   ---------------
     SHOPPING CENTER                                           31.85%
        COMMUNITY CENTER                                       19.71%
           Alexander Haagen Properties..................................      75,400     $ 1,314,788           8.26%
           Developers Diversified Realty Corp...........................      19,000         726,750           6.59
           Federal Realty Investment Trust..............................      16,600         427,450           6.68
           Glimcher Realty Trust........................................      74,100       1,671,881           8.52
           Pan Pacific Retail Properties................................      12,500         267,187           6.58
           Pennsylvania REIT............................................      10,300         252,994           7.65
           Price REIT...................................................      24,000         982,500           7.08
           Saul Centers.................................................      64,800       1,178,550           8.58
                                                                                         -----------
                                                                                           6,822,100
                                                                                         -----------
        FACTORY OUTLET CENTER                                   2.09%
           Tanger Factory Outlet Centers................................      23,700         724,331           7.20
                                                                                         -----------
        REGIONAL MALLS                                          10.05%
           CBL & Associates Properties..................................      23,700         585,094           7.17
           JP Realty....................................................      39,400       1,021,937           6.94
           Taubman Centers..............................................      65,000         845,000           7.23
           The Mills Corp...............................................      42,000       1,029,000           7.71
                                                                                         -----------
                                                                                           3,481,031
                                                                                         -----------
           TOTAL SHOPPING CENTER........................................                  11,027,462
                                                                                         -----------
                 TOTAL COMMON STOCK (Identified cost -- $27,840,552)....                  28,896,363
                                                                                         -----------
  PREFERRED STOCK                                               8.38%
           Colonial Properties Trust, 8.75%, Series A...................      24,000         600,000           8.76
           Crown American Realty Trust, 11.00%, Series A................       9,800         512,050          10.53
           Liberty Properties Trust, 8.80%, Series A....................      20,600         524,013           8.65
           Taubman Center, 8.30%, Series A..............................      26,400         648,450           8.45
           Winston Hotels, Inc., 9.25%, Series A........................      24,500         615,562           9.20
                                                                                         -----------
              TOTAL PREFERRED STOCK (Identified cost -- $2,920,819).....                   2,900,075
                                                                                         -----------
                 TOTAL EQUITIES (Identified cost -- $30,761,371)........                  31,796,438
                                                                                         -----------

                See accompanying notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                            PRINCIPAL       VALUE
                                                                             AMOUNT       (NOTE 1)
                                                                            ---------    -----------
COMMERCIAL PAPER                                                 2.28%
           Agway Finance, 6.10%, 1/2/98
              (Identified cost -- $788,866).............................    $789,000     $   788,866
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- $31,550,237) .............. 94.12%                  32,585,304
OTHER ASSETS IN EXCESS OF LIABILITIES  ........................... 5.88%                   2,036,241
                                                                 -------                 -----------
NET ASSETS (Equivalent to $12.32 per share based on
  2,810,443 shares of capital stock outstanding)  .............. 100.00%                 $34,621,545
                                                                 -------                 -----------
                                                                 -------                 -----------

------------
* Non-income producing security.
'D' Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. These dividend yields have not been audited by Coopers & Lybrand L.L.P.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
      Investments in securities, at value (Identified cost -- $31,550,237) (Note 1).................  $32,585,304
      Cash..........................................................................................          446
      Receivable for investment securities sold.....................................................    2,808,300
      Receivable for fund shares sold...............................................................      500,386
      Dividends receivable..........................................................................      430,544
      Receivable from investment adviser............................................................       99,921
      Other assets..................................................................................      114,001
                                                                                                      -----------
            Total Assets............................................................................   36,538,902
                                                                                                      -----------
LIABILITIES:
      Payable for investment securities purchased...................................................    1,807,067
      Payable for distribution fees.................................................................       12,746
      Payable to administrator......................................................................       12,586
      Payable to directors..........................................................................        3,367
      Payable for organization costs (Note 1).......................................................        2,169
      Payable for fund shares redeemed..............................................................          203
      Other liabilities.............................................................................       79,219
                                                                                                      -----------
            Total Liabilities.......................................................................    1,917,357
                                                                                                      -----------
NET ASSETS applicable to 2,810,443 shares of $0.001 par value common stock outstanding (Note 4).....  $34,621,545
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE AND REDEMPTION VALUE PER SHARE:
   ($34,621,545[div]2,810,443 shares outstanding)...................................................  $     12.32
                                                                                                      -----------
                                                                                                      -----------
MAXIMUM OFFERING PRICE PER SHARE ($12.32[div]0.955).................................................  $     12.90
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $33,510,337
      Undistributed net realized gain on investments sold...........................................       76,141
      Net unrealized appreciation on investments....................................................    1,035,067
                                                                                                      -----------
                                                                                                      $34,621,545
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
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                                       9

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--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
         FOR THE PERIOD SEPTEMBER 2, 1997'D' THROUGH DECEMBER 31, 1997

Investment Income:
      Dividend income................................................................................  $   752,548
      Interest income................................................................................       26,574
                                                                                                       -----------
            Total Income.............................................................................      779,122
                                                                                                       -----------
Expenses:
      Investment advisory fees (Note 2)..............................................................       45,083
      Administration and transfer agent fees (Note 2)................................................       21,168
      Directors' fees and expenses (Note 2)..........................................................       12,700
      Distribution fees (Note 2).....................................................................       13,370
      Registration and filing fees...................................................................       53,375
      Professional fees..............................................................................       26,500
      Reports to shareholders........................................................................       15,033
      Custodian fees and expenses....................................................................       11,186
      Amortization of organization expenses (Note 1).................................................        8,053
      Miscellaneous..................................................................................        3,436
                                                                                                       -----------
            Total Expenses...........................................................................      209,904
      Reduction of expenses..........................................................................     (119,739)
                                                                                                       -----------
            Net Expenses.............................................................................       90,165
                                                                                                       -----------
Net Investment Income................................................................................      688,957
                                                                                                       -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments...............................................................      (85,230)
      Net change in unrealized appreciation on investments...........................................    1,035,067
                                                                                                       -----------
            Net realized and unrealized gain on investments..........................................      949,837
                                                                                                       -----------
Net Increase in Net Assets Resulting from Operations.................................................  $ 1,638,794
                                                                                                       -----------
                                                                                                       -----------

------------

'D' Commencement of operations.

                See accompanying notes to financial statements.
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                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                FOR THE PERIOD
                                                                                         SEPTEMBER 2, 1997'D' THROUGH
                                                                                              DECEMBER 31, 1997
                                                                                      ----------------------------------

Change in Net Assets:
      From Operations:
            Net investment income...................................................             $    688,957
            Net realized loss on investments........................................                  (85,230)
            Net change in unrealized appreciation on investments....................                1,035,067
                                                                                                -------------
                  Net increase in net assets resulting from operations..............                1,638,794
                                                                                                -------------
      Dividends and Distributions to shareholders from (Note 1):
            Net investment income...................................................                 (457,116)
            Net realized gain on investments........................................                  (70,470)
            Tax return of capital...................................................                  (63,976)
                                                                                                -------------
                  Total dividends and distributions to shareholders.................                 (591,562)
                                                                                                -------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions.....................               33,474,313
                                                                                                -------------
                  Total increase in net assets......................................               34,521,545
      Net Assets:
            Beginning of period.....................................................                  100,000
                                                                                                -------------
            End of period...........................................................             $ 34,621,545
                                                                                                -------------
                                                                                                -------------

------------
'D' Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                                  For the Period
                                                                                           September 2, 1997'D' through
PER SHARE OPERATING PERFORMANCE                                                                  December 31, 1997
---------------------------------------------------------------------------------------  ---------------------------------
Net asset value, beginning of period...................................................               $ 11.46
                                                                                                     --------
Income from investment operations
      Net investment income............................................................                  0.25
      Net realized and unrealized gains on investments.................................                  0.83
                                                                                                     --------
            Total from investment operations...........................................                  1.08
                                                                                                     --------
Less dividends and distributions to shareholders from:
      Net investment income............................................................                 (0.17)
      Realized gains on investments....................................................                 (0.03)
      Tax return of capital............................................................                 (0.02)
                                                                                                     --------
            Total dividends and distributions to shareholders..........................                 (0.22)
                                                                                                     --------
Net asset value, end of period.........................................................               $ 12.32
                                                                                                     --------
                                                                                                     --------
Total investment return(1).............................................................                  9.46%(2)
                                                                                                     --------
                                                                                                     --------
Ratios/Supplemental Data:
      Net assets, end of period (in millions)..........................................               $34.622
                                                                                                     --------
                                                                                                     --------
      Ratios of expenses to average daily net assets (before expense reduction)........                  3.49%(3)
                                                                                                     --------
                                                                                                     --------
      Ratios of expenses to average daily net assets (net of expense reduction)........                  1.50%(3)
                                                                                                     --------
                                                                                                     --------
      Ratio of net investment income to average daily net assets (net of expense
       reduction)......................................................................                 11.46%(3)
                                                                                                     --------
                                                                                                     --------
      Ratio of net investment income to average daily net assets (before expense
       reduction)......................................................................                  9.47%(3)
                                                                                                     --------
                                                                                                     --------
      Portfolio turnover rate..........................................................                 87.20%(2)
                                                                                                     --------
                                                                                                     --------
      Average Commission Rate(4).......................................................               $0.0445
                                                                                                     --------
                                                                                                     --------

------------
 'D' Commencement of operations.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not Annualized.
(3) Annualized.
(4) Represents average commission rate per share charged to Fund on purchases and sales of investments subject to such commissions during the period.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12


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--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       13

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--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of investment company taxable income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $63,976 ($0.02 per share), for the period ended December 31, 1997, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the period ended December 31, 1997, the Fund decreased undistributed net investment income by $231,841 and increased undistributed net realized gain on investments sold by $231,841. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the period September 2, 1997 (commencement of operations) through December 31, 1997, the Fund amortized $8,053 in organization costs.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of

--------------------------------------------------------------------------------
                                       14


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
--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund (approximately 0.75% on an annual basis). For the period September 2, 1997 (commencement of operations) through December 31, 1997, the Fund incurred $45,083 in advisory fees.

     The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the average daily net assets. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. If the expense limitation is terminated or revised at any time, the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. The Fund has paid the Adviser $1,196 in fees under this administrative agreement.

     Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

     The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets. The Fund has paid $13,370 in fees under the Plan.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $12,700 for the period September 2, 1997 (commencement of operations) through December 31, 1997.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the period September 2, 1997 (commencement of operations) through December 31, 1997 totaled $48,506,727 and $17,660,126, respectively.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
     At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..............................................................  $31,451,444
                                                                              -----------
Gross unrealized appreciation...............................................  $ 1,275,251
Gross unrealized depreciaiton...............................................  $  (141,391)
                                                                              -----------
Net unrealized appreciation.................................................  $ 1,133,860
                                                                              -----------
                                                                              -----------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                    For the Period
                                                                 September 2, 1997'D'
                                                                        through
                                                                   December 31, 1997
                                                               -------------------------
                                                                Shares         Amount
                                                               ---------     -----------
Sold.........................................................  2,794,623     $33,387,806
Issued as reinvestment of dividends..........................     13,834         167,116
Redeemed.....................................................     (6,740)        (80,609)
                                                               ---------     -----------
Net increase.................................................  2,801,717     $33,474,313
                                                               ---------     -----------
                                                               ---------     -----------

------------

'D' Commencement of operations.

NOTE 5. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, the Fund had a capital loss carryforward of $22,652 expiring in 2005.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Equity Income Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Equity Income Fund, Inc., as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 2, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period September 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles.

New York, New York                                     COOPERS & LYBRAND L.L.P.
February 3, 1998

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer



INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

NASDAQ Symbol: CSEIX

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery to other than shareholders of Cohen & Steers Equity Income Fund, Inc. only when accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.

--------------------------------------------------------------------------------
                                       18

[Graphic of an open door in a field with buildings visible through door.]


COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


First Class Mail
 U.S. Postage
     PAID
  Boston, MA
Permit No. 56712


 COHEN & STEERS
EQUITY INCOME FUND


  ANNUAL REPORT
DECEMBER 31, 1997





                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as  ..........................  'D'
The division sign shall be expressed as ........................... [div]